Statements of Financial Position (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Fixed income securities, amortized cost	$ 5,225,701	$ 5,411,880
Equity securities, at cost	163,649	133,733
Short-term, amortized cost	$ 98,553	$ 61,947
Common stock, par value	$ 25	$ 25
Common stock, shares authorized	100	100
Common stock, shares issued	100	100
Common stock, shares outstanding	100	100